SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 3, 2001


                                MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-17156                   95-4172359
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
       of Incorporation)             Number)              Identification No.)



          200 Continental Boulevard, El Segundo, California 90245-0948
             (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
      (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

                  On July 3, 2001, the Company announced that its board of directors had authorized the Company to use of up to $1,000,000 for the repurchase of the Company's outstanding common stock. The Company announced that the repurchases may be made from time to time during the remainder of 2001 in the open market, in privately negotiated transactions, or otherwise, at prices the Company deems appropriate.

                  The press release announcing the common stock repurchase authorization is incorporated herein by this reference and filed as exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)      Exhibits:

         99.1 Press release dated July 3, 2001 regarding repurchase authorization.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 6, 2001


                      MERISEL, INC.



                      By: \s\Timothy N. Jenson
                         ---------------------------------------------------
                          Timothy N. Jenson
                          Chief Executive Officer and President